                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No.'s 333-77695 and 333-77697.

/s/ Arthur Andersen LLP

Chicago, Illinois
November 26, 2001